Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents

6	Cash and cash equivalents

	2022	2021

Cash and bank deposits	57,509	88,487
Cash equivalents	1,035,573	660,075
Cash and cash equivalents	1,093,082	748,562

Cash equivalents correspond mainly to financial investments in Bank Certificates of Deposit (“CDB”) with highly rated financial institutions and investments funds managed by highly rated financial institutions. As of December 31, 2022, the average interest rate on these investments is equivalent to 99.21% of the CDI rate (December 31, 2021 - 100.38%). These funds are available for immediate use and have insignificant risk of changes in value. Cash equivalents denominated in U.S. dollars totaled R$24,447 as of December 31, 2022 (December 31, 2021: R$23,228).